LIMITED POWER OF ATTORNEY

WHEREAS, PREDEX, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints THOMAS E. MILLER, G. KEITH DOWNING, MARY K. ZIEGLER, MICHAEL D. ACHTERBERG, JOANN M. STRASSER, AND MICHAEL V. WIBLE (with full power to each to act alone) as attorneys for her and in her name, place and stead, and in her capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-233501, 811-22808) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand in Kennett Square, Pennsylvania, this 8th day of September 2022.

/s/________________

Havilah S. Mann

Trustee

LIMITED POWER OF ATTORNEY

WHEREAS, PREDEX, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints THOMAS E. MILLER, G. KEITH DOWNING, MARY K. ZIEGLER, MICHAEL D. ACHTERBERG, JOANN M. STRASSER, AND MICHAEL V. WIBLE (with full power to each to act alone) as attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-233501, 811-22808) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand in Kennett Square, Pennsylvania, this 8th day of September 2022.

/s/________________

Edward P. Mooney, Jr.

Trustee

LIMITED POWER OF ATTORNEY

WHEREAS, PREDEX, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints THOMAS E. MILLER, G. KEITH DOWNING, MARY K. ZIEGLER, MICHAEL D. ACHTERBERG, JOANN M. STRASSER, AND MICHAEL V. WIBLE (with full power to each to act alone) as attorneys for him and in his name, place and stead, and in his capacity as a Trustee, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-233501, 811-22808) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand in Kennett Square, Pennsylvania, this 8th day of September 2022.

/s/________________

Gregory B. Fairchild

Trustee